                             SUBSCRIPTION AGREEMENT
                                 (WITH WARRANTS)
Smart Online, Inc.
2530 Meridian Parkway
2nd Floor
Durham, North Carolina 27713
Attention: Michael Nouri

Gentlemen:

        (1) Pursuant to prior understandings and discussions, the undersigned ("Subscriber") hereby agrees to purchase from Smart Online, a Delaware corporation (the "Company"), for a purchase price of Three Dollars and Fifty Cents ($3.50) per share (i) the number of shares of Common Stock, par value $0.001 per share ("Common Stock") set forth on the signature page of this Agreement and a minimum investment of $100,000 and (ii) a Warrant ("Warrants") to purchase the number of shares on Common Stock ("Warrant Shares") set forth on the signature page of this Agreement. (The Common Stock, Warrant Shares and warrant are sometimes hereinafter referred to collectively as the "Securities.") Subscriber hereby acknowledges (i) that this subscription shall not be deemed to have been accepted by the Company until the Company indicates its acceptance by returning to Subscriber an executed copy of this subscription, and (ii) that acceptance by the Company of this subscription is conditioned upon the information and representations of Subscriber hereunder being complete, true and correct as of the date of this subscription and as of the date of closing of sale of the Securities to Subscriber. As a condition to Subscriber's purchase of the Securities pursuant to this Agreement, Subscriber and the Company will execute and deliver to one another a copy of the Registration Rights Agreement in substantially the form attached hereto as APPENDIX A (the "Registration Rights Agreement") and the Company shall issue a Warrant in substantially the form of APPENDIX B hereto.

        (2) Until actual delivery of the purchase price to the Company and acceptance by the Company of the purchase price and this Subscription Agreement, the Company shall have no obligation to Subscriber. The Company may revoke a prior acceptance of this Subscription Agreement at any time prior to delivery to and acceptance by the Company of the purchase price for the Securities.

        (3) Subscriber hereby represents and warrants to the Company as follows:

                (a) AUTHORIZATION. Subscriber has full power and authority to enter into this Agreement. This Agreement constitutes Subscriber's valid and legally binding obligation, enforceable in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) general principals of equity, the application of which may deny the Company the right to specific performance, injunctive relief and other equitable remedies.

                (b) EXPERIENCE. Subscriber is experienced in evaluating and investing in private placement transactions of securities of technology companies such as the Company, has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of Subscriber's investment in the Securities, is able to bear the economic risk of the investment and is prepared to hold the shares for an indefinite period of time.

                (c) INVESTMENT. Subscriber is acquiring the Securities for investment for Subscriber's own account and not with a view to, or for resale in connection with, any distribution thereof, and Subscriber has no present intention of selling or distributing the Securities. Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person with respect to any of the Securities other than as set forth in this Agreement. Subscriber understands that the Securities to be purchased by Subscriber have not been registered under the Securities Act of 1933, as amended (the "Act") by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                (d) RELIANCE UPON SUBSCRIBER REPRESENTATIONS. Subscriber understands that the Securities are not registered under the Act on the grounds that the sale provided for in this Agreement and the issuance of Securities hereunder is being made in reliance upon an exemption from the registration requirements of the Act pursuant to Section 4(2) thereof as a transaction by an issuer of Securities not involving a public offering or pursuant to Section 4(6) thereof as a transaction by an issuer of securities solely to accredited investors, and is similarly exempt under applicable state securities laws, and that the Company's reliance on such exemption is predicated on Subscriber's representations as set forth in this Agreement.

                (e) RESTRICTED SECURITIES. Subscriber acknowledges that the Securities have not been registered under the Act or any applicable state securities law and that the Securities may not be sold, assigned, pledged, hypothecated or transferred, unless there exists an effective registration statement therefor under the Act and all applicable state securities laws or the Company has received an opinion of counsel, reasonably acceptable to counsel for the Company, or other reasonable assurances, that such sale, assignment, pledge, hypothecation or transfer is exempt from registration. Subscriber understands that in the absence of an effective registration statement covering the Securities or an exemption therefrom under the Act and all applicable state securities laws, the Securities must be held indefinitely. In particular, Subscriber is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Act, unless all conditions of Rule 144 are met. Among the conditions for the use of Rule 144 may be the availability of current and adequate information to the public about the Company. Such information is not now available and, except as set forth in the Registration Rights Agreement, the Company has no obligation to make such information available. Notwithstanding the foregoing, no opinion of counsel shall be required by the Company in connection with the transfer of the Securities to an entity that is a direct or indirect wholly-owned subsidiary of Subscriber.

                (f)     LEGENDS.

                        (i) Each certificate or warrant agreement representing the Securities shall, in addition to any legends required elsewhere, bear the following legend as appropriate for stock certificates and warrant agreements:

        THE SHARES REPRESENTED BY THIS CERTIFICATE AND WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR TRANSFERRED UNLESS THERE EXISTS AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS OR THE ISSUER HEREOF HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL OF THE ISSUER, THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR TRANSFER IS EXEMPT FROM REGISTRATION.

                        (ii) Each certificate or warrant agreement representing Securities or Conversion Securities shall also bear any legend required by any applicable state securities law or by any other agreement to which the holder thereof is a party or by which the holder thereof is bound.

                        (iii) Each certificate or warrant agreement representing the Securities shall also bear a legend referring to the Lock-Up Agreement set forth in Section (5) below.

                (g) NO PUBLIC MARKET. Subscriber understands that no public market now exists for any of the securities issued by the Company.

                (h) ACCESS TO INFORMATION. Subscriber has received all information that Subscriber considers necessary or appropriate for deciding whether to purchase Securities. Subscriber has had an opportunity to ask questions and receive answers from the Company's management regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company and to obtain additional information from the Company (to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Subscriber or to which Subscriber had access.

                (i) ACCREDITED INVESTOR. Subscriber recognizes it is important under the Act and state securities law that the Company determine if potential investors are "accredited investors," as defined in APPENDIX C attached hereto. Subscriber represents that Subscriber is an "accredited investor" by reason of having assets in excess of $5,000,000 USD, not formed for the specific purpose of investing in the company, whose purchase is directed by a sophisticated person having knowledge and experience in financial and business matters or any other "accredited investors" definitions as defined in APPENDIX C. Subscriber further represents that Subscriber is a resident of the State of North Carolina.

        (4) The representations, warranties, understandings, acknowledgments and agreements in this Agreement are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.

        (5)     LOCKUP AGREEMENT.

                (a) Subscriber hereby agrees that, except as permitted under subsection (b) of this Section (5), during the Restricted Period, as defined herein, Subscriber will not:

                        (i) Sell any of the Securities or other securities of the Company or Holding Company received on account of ownership of the Securities (the "Lock-Up Securities").

                        (ii) Transfer, assign or otherwise dispose of any of the Lock-up Securities.

                        (iii) Pledge, hypothecate or otherwise create a lien on any of the Lock-Up Securities.

                        (iv) Loan to any person or entity any shares or other securities of the Company or Holding Company.

                        (v) Sell short any shares or other securities of the Company or Holding Company.

                        (vi) Acquire a put option or grant a call option with respect to any shares or other securities of the Company or Holding Company.

                        (vii) Enter into any agreement concerning any of the foregoing transactions, or otherwise facilitate any other person conducting any of the foregoing transactions.

                (b) For purposes of this Section (5), Holding Company shall mean any company whose stock is publicly traded (i) with which the Company merges or consolidates or (ii) of which the Company or its successor becomes a subsidiary. For purposes of this Section (5), the Restricted Period shall mean the period beginning on the date of this Agreement and ending 18 months after the effective date of the first registration statement of the Company that registers for resale the Lock-Up Securities (the "Effective Date"). Notwithstanding the foregoing, after the Effective Date Subscriber may sell, during any rolling thirty-day period during the Restricted Period, up to 33% of the Lock-Up Securities owned by Subscriber on the Effective Date. The Board of Directors of the Company or Holding Company may terminate the Restricted Period or allow Subscriber to take a prohibited action prior to termination of the Restricted Period with respect to some or all of the Lock-Up Securities owned by the Subscriber, if the Board provides all other Subscribers of the Company or Holding Company who have the same Restricted Period with the same termination or waiver at the same time and to the same extent as for Subscriber.

                (c) Notwithstanding the foregoing, provided the transferee first signs a Lockup Agreement on substantially the terms set forth in this
Section 5 and reasonably acceptable to the Company or Holding Company, Subscriber may transfer securities of the Company or Holding Company without payment or other consideration: (i) if Subscriber is an individual, to any family member, (ii) if Subscriber is a corporation, to any direct or indirect parent or subsidiary or any shareholder of Subscriber, (iii) if Subscriber is a partnership, to any partner of Subscriber, (iv) if Subscriber is a limited liability company, to any member of Subscriber, and (v) if Subscriber is a trust, to any beneficiary of such trust.

                (d) Subscriber further agrees that before and after termination of the Restricted Period, Subscriber will comply with all securities laws, rules and regulations when purchasing or reselling securities of the Company or Holding Company, including, without limitation, those prohibiting sales and purchases of securities while in possession of material nonpublic information.

                (e) The Lock-Up Securities of Subscriber shall have a legend in form and substance acceptable to the Company and Holding Company referring to the restrictions of this Agreement and the Company or Holding Company may instruct the transfer agent of the Company or Holding Company to stop any transfer of any securities in violation of this Agreement and may take any other action required to avoid violation of this Agreement, including, without limitation, obtaining an injunction.

                (f) The provisions of this Section (5) shall continue in effect after the Lock-Up Securities are registered pursuant to the Registration Rights Agreement.

        (6) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware, and shall be binding upon Subscriber, the Subscriber's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

        (7) Subscriber agrees not to transfer or assign this Agreement, or any of Subscriber's interest herein, without the express written consent of the Company.

        (8) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in one or more counterparts.

            (The remainder of this page is intentionally left blank.)

        IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement this ____ day of April, 2004.

        SUBSCRIPTION

                                                Number of Shares of Common Stock

                                                Total payment

                                                Number of Warrant Shares




1100 Longstone Way
(Address)                                  -----------------------------------
                                                (Name of Subscriber)

Raleigh, NC 27614
                                           -----------------------------------
                                                (Signature)
------------------------------

------------------------------



        ACCEPTANCE

        The foregoing Subscription Agreement is accepted on this the ____ day of ____________, 2004.

                                                SMART ONLINE, INC.


            By: ___________________________
                 Michael Nouri, President

                                   APPENDIX A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                   APPENDIX B

                                 FORM OF WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR TRANSFERRED UNLESS THERE EXISTS AN EFFECTIVE REGISTRATION STATEMENT THEREFORE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS OR THE ISSUER HEREOF HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL OF THE ISSUER, THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR TRANSFER IS EXEMPT FROM REGISTRATION.


                               SMART ONLINE, INC.

                          FORM OF COMMON STOCK WARRANT

Warrant No. W-________                                      ___________ __, 2004

        This Warrant is issued to _____________________, and its permissible transferees, successors and assigns (the "HOLDER"), by Smart Online, Inc., a Delaware corporation (the "COMPANY"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

        1. PURCHASE OF SECURITIES. Subject to the terms and conditions hereinafter set forth, the Holder shall be entitled, at any time during the Exercise Period (as set forth in Section 3 below), to purchase from the Company __________________________ (__________) shares (the "SHARES") of the Company's common stock (the "COMMON STOCK") (subject to adjustment as provided in Section 7 of this Warrant).

        2. WARRANT PRICE. The exercise price per Share is $3.50 (subject to adjustment pursuant to Section 7 of this Warrant and subject to the cashless exercise provision of Section 4 of this Warrant) (the "WARRANT PRICE").

        3. EXERCISE PERIOD. This Warrant may be exercised in whole or in part at any one or more times during the period (the "EXERCISE PERIOD") that begins with issuance of this Warrant and ends on ____________, 2006.

        4. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                (a) the surrender of this Warrant, together with a duly executed copy of the Notice of Exercise attached hereto as APPENDIX A to the Secretary of the Company at its principal offices; and

                (b) payment of the Warrant Price at the Holder's election either (i) in cash or by check or wire transfer in an amount equal to the Warrant Price, or (ii) by forgiving any debt owed by Company to Holder in an amount equal to the Warrant Price; or (iii) by delivery of shares of the Company's Common Stock having a fair market value equal to the Warrant Price, or
(iv) by surrender of Warrants (a "NET ISSUANCE") as determined below. If the Holder elects the Net Issuance method, the Company will issue Common Stock in accordance with the following formula:

                  X = Y(A-B)
                        A

         Where:   X =   the number of shares of Common Stock to be issued to
                        Holder.

                  Y = the number of shares of Common Stock requested to be exercised under this Warrant.

                  A =   the fair market value of one (1) share of Common Stock.

                  B =   the Warrant Price.

For purposes of the above calculation, current fair market value of Common Stock shall be determined in accordance with the following.

                        (i) if the exercise is in connection with a public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value per Warrant Share shall be the initial "Price to Public" specified in the final prospectus with respect to the offering;

                        (ii) if this Warrant is exercised after, and not in connection with a public offering, and:

                                (a)     if the Common Stock is traded on a
securities exchange, the fair market value shall be deemed to be the average of the closing prices of such Common Stock over a 5 day period ending 3 days before the day the current fair market value of Warrant Shares is being determined; or

                                (b)     if the Common Stock is actively traded
over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices of such Common Stock quoted on the NASDAQ system (or similar system, including the Over the Counter Bulletin Board) over the 5 day period ending 3 days before the day the current fair market value of the Warrant Shares is being determined; and

                                (c)     if at any time the Common Stock is not
listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the price per share which the Company could obtain determined by agreement of the Company and the Holder, or in the absence thereof, by an investment banker acceptable to the Company and the Holder, and the Company shall pay any fees of the investment banker.

        5. CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Warrant pursuant to Section 4 hereof, the Holder shall immediately be deemed a Holder of the Shares so purchased, and one or more certificates for the number of Shares so purchased shall be issued in the name of the Holder as soon as practicable following the receipt of the completed Notice of Exercise and payment of the purchase price for such Shares, and in any event within thirty (30) days thereafter. The Company may pay cash in lieu of issuing any fractional shares upon the exercise of the Holder's purchase rights under this Warrant.

        6. RESERVATION OF SHARES. The Company covenants that, during the Exercise Period, the Company will reserve from its authorized and un-issued shares a sufficient amount to provide for the issuance of the Shares. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

        7. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant, and the Warrant Price therefore, shall be subject to adjustment from time to time as follows:

                (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding Common Stock, by split-up or otherwise, or combine its outstanding Common Stock, or issue additional shares of its capital stock as a dividend with respect to any shares of Common Stock, the number of Shares issuable upon the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Warrant Price, but the aggregate purchase price payable for the total amount of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                (b) RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Shares issuable upon exercise of this Warrant shall be changed into a different form or class of securities of the Company, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder shall, on exercise of this Warrant, be entitled to purchase, in lieu of the Shares that the Holder would have become entitled to purchase but for such change, an amount of such other securities equivalent to the amount that the Holder would have received had this Warrant been exercised immediately before that change, all subject to further adjustment as provided in this Section 7.

                (c) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALE OF ASSETS. If at any time there shall be a capital reorganization of the Company's outstanding equity securities (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation (other than a Liquidation Event), as a part of such capital reorganization, merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number and class of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Shares issuable upon exercise of this Warrant would have been entitled in such capital reorganization, merger or consolidation if this Warrant had been exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the capital reorganization, merger or consolidation such that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The provisions of this paragraph shall similarly apply to successive capital reorganizations, mergers or consolidations.

                (d) NOTICE OF ADJUSTMENTS. The Company shall give notice of each adjustment or readjustment of the amount of Shares or other securities issuable upon exercise of this Warrant and the Warrant Price to the registered Holder at such Holder's address as shown on the Company's books within thirty
(30) days after the occurrence of the event resulting in such adjustment.

                (e) NO CHANGE NECESSARY. The form of this Warrant need not be changed because of any adjustment in the amount of Shares issuable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same amount of Shares (appropriately reduced in the case of partial exercise) as are stated in this

Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

                (f) NO IMPAIRMENT. The Company shall not, by amendment of its Amended and Restated Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 7 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Section 7 against impairment. If the Company takes any action affecting the Shares other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

        8. NOTICE OF CERTAIN EVENTS. If the Company proposes at any time to effect any Liquidation Event, then, in connection with each such event, the Company shall give Holder at least twenty (20) days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their stock for securities or other property deliverable upon the occurrence of Liquidation Event).

        9. EXERCISE, TRANSFER AND EXCHANGE RESTRICTIONS. The transfer, surrender or exchange of this Warrant or any of the Shares issued upon the exercise hereof is subject to any restrictions on transfer imposed by state and federal securities laws, including compliance with Regulation S under the Securities Act. Any Warrant or certificate representing Shares shall bear a legend substantially as follows:

        The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended or any state securities laws, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act and applicable state securities laws or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.

        10. LOSS, THEFT, MUTILATION, ETC. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        11. NOTICES. All notices required under this Warrant shall be deemed to have been given or made (i) upon personal delivery, with acknowledgement received (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile (with a copy of such notice sent no later than the next business day by reputable overnight courier service, with acknowledgement of receipt), (iii) upon receipt, when sent by reputable overnight courier service, with acknowledgement of receipt or (iv) three (3) business days after posting when sent by registered or certified United States mail, postage prepaid, return receipt requested. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder at 1100 Longstone Way, Raleigh, NC 27614 (or at such other place as the Holder shall notify the Company hereof in writing).

        12. WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing, signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

        13. SUCCESSOR AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of Holder.

        13. REGISTRATION RIGHTS. The Holder of this Warrant shall have the same registration rights as are granted to any investor in a Warrant Triggering financing. Holder may transfer registration rights to any transferee of all or part of the Warrant.

        14. WARRANT TRANSFERABLE. This Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder if a written opinion of counsel to Holder reasonably satisfactory to the Company has been delivered to the Company stating that such transfer will not violate the registration requirements of the Securities Act or any applicable state securities laws, provided that no such opinions shall be required in the event of transfer to any officer, director, shareholder or member of Holder or any affiliated person or company of Holder or any of the foregoing persons.

        15. GOVERNING LAW. This Warrant shall be governed in all respects by the laws of the State of North Carolina without regard to its principles of conflicts of law.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.


                                           SMART ONLINE, INC.


                                           By: ________________________________
                                               Name: __________________________
                                               Title: _________________________

                                   APPENDIX A

                           FORM OF NOTICE OF EXERCISE
                           (Used at Time of Exercise)

-----------------------------
-----------------------------
-----------------------------

Attention: Corporate Secretary

        1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise such Warrant with respect to ___________ shares of Common Stock (the "Exercise Number"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

        2. The undersigned herewith tenders payment of US$____________ for such shares or that number of shares of Company Common Stock as set forth in
Section 2 of the Warrant.

        3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

                          -----------------------------------
                          (Name of Holder/Transferee)

and deliver such certificate or certificates to the following address:

                          -----------------------------------
                          -----------------------------------
                          -----------------------------------
                          (Address of Holder/Transferee)

        4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

        5. If the Exercise Number is less than all of the shares of Common Stock purchasable pursuant to the Warrant, please issue a new warrant representing the remaining balance of such Shares, as follows:

                          -----------------------------------
                          (Name of Holder/Transferee)

and deliver such warrant to the following address:

                          -----------------------------------
                          -----------------------------------
                          -----------------------------------
                          (Address of Holder/Transferee)

        In witness whereof, the undersigned Holder has caused this Notice of Exercise to be executed as of this _____ day of ____________, 200___.


                          -----------------------------------
                          (Name of Holder)


                          By: _______________________________
                          Name:
                          Title:

                                   APPENDIX C

        An Accredited Investor is defined as follows:

(1) a natural person whose individual net worth, or joint net worth, with that person's spouse, at the time of purchase exceeds $1,000,000;

(2) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year (the year in which the purchase is made);

(3) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Company, whose purchase is directed by a sophisticated person having such knowledge and experience in financial and business matters that she is capable of evaluating the risks and merits of investing in the Company;

(4)     a director or executive officer of the Company;

(5) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(6) a bank as defined in the Securities Act of 1933 (the "Act"), or a savings and loan association or other institution as defined in the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered under the Securities Exchange Act of 1934; an insurance company as defined in the Act; an investment company registered under the Investment Company act of 1940 or a business development company as defined in the Act; a Small Business Investment Company licensed under the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, an insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(7) a "private business development company" as defined in the Investment Advisers Act of 1940; or

(8)     an entity in which all of the equity owners are accredited investors.